Citizens Financial Services, Inc.

Financial Highlights

2007-2011

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations, future performance and business of Citizens Financial Services, Inc. These forward-looking statements are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. To the extent that statements in this presentation do not relate to historical or current facts, they constitute forward-looking statements. Although such statements are based on current estimates and expectations, and currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause actual results to differ materially from those presented. Participants are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date such data was presented. Citizens Financial Services, Inc. undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise following this presentation, whether as a result of new information, future developments or otherwise, except as may be required by law.

Milestones of CZFS / FCNB

History	Acquisitions & De Novo Branches	Rankings / Rewards / Celebrations
2012: Filed state charter application	**2011**: Opened a branch location in Rome, PA	**2012**: Earned BauerFinancial's highest rating for safety and soundness – 5 Stars
1984: Citizens Financial Services, Inc. is established	**2010**: Opened a loan production office in Lock Haven, PA	**2011**: Reached 5th in the nation on 3-year average ROE among community banks as reported by US Banker
1970: The Citizens National Bank of Blossburg merges with First National Bank in Mansfield to become First Citizens National Bank and later the same year First Citizens merges with the Grange National Bank of Potter County	**2008**: Acquired the Mansfield branch of Elmira Savings Bank	**2010**: Reached 11th in the nation on 3-year average ROE among community banks as reported by US Banker
1932: Charles Ross sells his interest in the First National Bank to a group of local citizens, who re-organize as the First National Bank in Mansfield. It is under this charter that First Citizens National Bank currently operates	**2005**: Acquired the Hannibal branch of Fulton Savings Bank – our first New York State office in Wellsville	**2009**: Reached 58th in the nation on 3-year average ROE among community banks as reported by US Banker
1917: The First National Bank of Mansfield takes over the assets and liabilities of the Grange National Bank	**2004**: Acquired the Sayre and Towanda branches of Legacy Bank	**2008**: Reached 154th in the nation on 3-year average ROE among community
1907: The Ross and Williams Bank becomes the First National Bank of Mansfield	**2000**: Acquired all Sovereign Bank branches in Bradford County. Opened a branch in the Wal-Mart Supercenter	**2007**: Received the Leadership Award from the PA Department of Agricultural for our commitment to the ag industry
1905: The Miners National Bank, Blossburg, is chartered. It later becomes the Citizens National Bank of Blossburg	**1996**: Acquired the Gillett and Canton branches of Meridian Bancorp, Inc. Opened a branch in the Weis Market	**2007**: Received the Pillars of the Community Award from the Federal Home Loan Bank
1872: The first bank in Mansfield is established by Andrew Ross and Philip Williams	**1990**: Acquired the Sayre, Troy and Wellsboro branches of Star Savings and Loan Association	**2007**: Celebrated our 75th charter anniversary

Citizens Financial Structure

First Citizens National Bank

Branch Locations Map



Allegany County
Tioga County
Bradford County
Porter County
Clinton County
2 Branch Locations
2 Branch Locations
2 Branch Locations
Legend
- First Citizens Branch Location
- First Citizens Loan Production Office

- Incorporated April 30, 1984
- Wholly-owned subsidiary is First Citizens National Bank
- Headquarters: Mansfield, PA
- Branches: 17 plus a loan production office
- Counties: Tioga, Potter, Bradford, Clinton, PA and Allegany, NY
- Trust Department that provides investment, trust, fiduciary, and mineral management services

2011 Business Highlights

- *Increased earnings* as net income was $12.8 million, or $4.40 per share, for 2011, which represented an 11.6% increase compared to net income of $11.5 million, or $3.93 per share, for 2010.
- *Increased asset size* with total assets of $878.6 million, which is an increase of $66.1 million or 8.1% from December 31, 2010. The investment portfolio totaled $318.8 million as of December 31, 2011, an increase of $67.5 million from the December 31, 2010 balance of $251.3 million. Total loans increased $14.0 million to a total of $487.5 million, representing a 3.0% increase, and deposits increased $53.3 million or 7.8% since December 31, 2010.
- *Improving asset quality* as non-performing loans decreased $3.1 million, or 24.8%, to $9.4 million in 2011. Non-performing assets as a percent of loans was 2.11% as of December 31, 2011, as compared to 2.80% at December 31, 2010.
- *Increased cash dividends per share* as a cash dividend of $0.295 per share was paid to shareholders on January 27, 2012, an increase of 13.5% over the January 2011 cash dividend of $0.26 per share.
- *Increasing commercial loan growth* as the commercial real estate portfolio increased $13.3 million in 2011.

Balance Sheet Growth



Assets
Net Loans
Deposits
$ in millions
$591
$419
$456
$669
$428
$547
$729
$451
$606
$813
$468
$681
$879
$481
$734
2007
2008
2009
2010
2011

Average Annual Increase:	Assets	10.4%	Net Loans	3.5%	Deposits	12.7%

EPS & Dividends



EPS
Dividends
$2.28
$0.86
$2.35
$0.96
$3.37
$1.01
$3.93
$1.08
$4.40
$1.16
2007
2008
2009
2010
2011

Average Annual Increase:	EPS	18.7%	Dividends	7.8%

ROE & ROA


ROE
ROA
14.38%
1.16%
13.51%
1.13%
17.65%
1.42%
18.13%
1.50%
17.86%
1.52%
2007
2008
2009
2010
2011

Average Annual Return:	ROE	16.31%	ROA	1.35%

Non-Interest Expense Ratio*


3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
3.05%
3.07%
3.17%
3.10%
3.09%
2.63%
2.58%
2.55%
2.31%
2.17%
2007
2008
2009
2010
2011
CZFS
Peer**

CZFS Percentile Rank

2011	2010	2009	2008	2007
93	88	80	75	73

* Non-interest expenses divided by average assets.
** Peer group represents banks with assets between $500 million and $1 billion.
12/31/2011 Board of Governors of the Federal Reserve System (Bank Holding Company Performance Report)

Capital Ratios & Stockholders' Equity

Capital Ratios



Leverage
Tier 1
Total
8.20%
11.94%
13.00%
7.91%
12.02%
13.06%
8.15%
12.69%
13.77%
8.32%
13.72%
14.97%
8.83%
14.94%
16.23%
2007
2008
2009
2010
2011

Stockholders' Equity



$ in millions
$49
$53
$62
$69
$81
2007
2008
2009
2010
2011

Deposit Composition

$ in millions



$456
$547
$606
$681
$734
100%
80%
60%
40%
20%
0%
48%
11%
8%
22%
11%
53%
8%
8%
21%
10%
53%
7%
8%
22%
10%
47%
7%
9%
26%
11%
41%
9%
11%
27%
12%
2007
2008
2009
2010
2011
CDs
MMDA
Savings
NOW
Non-Int Bearing

Avg Annual Increase

Total Deposits	12.7%
CDs	9.6%
MMDA	8.8%
Savings	20.6%
NOW	19.3%
Non-Int Bearing	14.1%

Deposit Demographics*

County	FCNB Market Rank	FCNB # of Branches	FCNB Deposits in Market ($000)	FCNB Market Share (%)	Total Deposits in Market ($000)	Total Population 2010 (actual)**
Tioga, PA	1st	5	279,067	44.64	625,133	42,008
Potter, PA	3rd	2	76,138	17.31	439,830	17,464
Bradford, PA	2nd	9	330,614	29.39	1,125,000	62,651
Allegany, NY	3rd	1	31,508	15.26	206,522	48,943
Total		17	717,327		2,396,485	171,066

* Based on FDIC data as of June 30, 2011
** 2010 Census

Loan Portfolio Overview



Consumer
State/Political
Comm / Industrial
Comm / Ag RE
Residential RE
3%
11%
8%
30%
48%
3%
11%
9%
31%
46%
2%
10%
10%
35%
43%
2%
10%
10%
39%
39%
2%
11%
9%
40%
38%
2007
2008
2009
2010
2011

Yield Summary


Yield on Interest Earning Assets
Cost of Funds
Net Interest Margin (tax equivalent)
8.00%
6.00%
4.00%
2.00%
0.00%
6.98%
6.82%
6.27%
5.77%
5.16%
3.82%
4.36%
4.23%
4.19%
3.94%
3.22%
2.53%
2.09%
1.63%
1.27%
2007
2008
2009
2010
2011

Asset Quality Summary

* Peer group are insured banks having assets between $300 million and $1 billion. 12/31/2011 FDIC Uniform Bank Performance Report.	For the Year Ended				($ in '000s)
	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11
Non-Accrual Loans	$1,915	$2,202	$5,871	$11,853	$9,165
90+ Days Past Due	275	383	884	692	275
Non-Performing Loans	2,190	2,585	6,755	12,545	9,440
Foreclosed Assets Held for Sale	203	591	302	693	860
Non-Performing Assets	$2,393	$3,176	$7,057	$13,238	$10,300
Non-Performing Loans / Loans	0.52%	0.60%	1.48%	2.65%	1.94%
Non-Performing Loans / Loans – Peer Group*	1.04%	2.07%	3.18%	3.24%	2.78%
Non-Performing Assets / Loans	0.57%	0.73%	1.55%	2.80%	2.11%
Non-Performing Assets / Total Assets	0.40%	0.48%	0.97%	1.63%	1.17%
Loan Loss Reserves	$4,197	$4,378	$4,888	$5,915	$6,487
Reserves / Loans	0.99%	1.01%	1.07%	1.25%	1.33%
Reserves / Non-Performing Loans	191.6%	169.4%	72.4%	47.2%	68.7%
Net Charge-Offs	$45	$149	$415	$227	$103
NCO / Average Loans	0.01%	0.04%	0.09%	0.05%	0.02%

NCOs / Average Loans



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2007
2008
2009
2010
2011
0.18%
0.53%
1.12%
1.01%
0.79%
0.01%
0.04%
0.09%
0.05%
0.02%
CZFS
Peer*

* Peer group represents insured banks having assets between $300 million and $1 billion.
Source: 12/31/2011 Uniform Bank Performance Report

Non-Performing Loans/Loans



3.18%
3.24%
2.65%
2.78%
2.07%
1.94%
1.48%
1.04%
0.60%
0.52%
2007
2008
2009
2010
2011
CZFS
Peer*

* Peer group represents insured banks having assets between $300 million and $1 billion.
Source: 12/31/2011 Uniform Bank Performance Report

Financial Highlights

($ in millions except Per Share Data)	For the Year Ended				
	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11
BALANCE SHEET:					
Total Assets	$591,029	$668,612	$729,477	$812,526	$878,567
Total Investments	120,802	174,139	198,582	251,303	318,823
Loans	423,379	432,814	456,384	473,517	487,509
Allowance for Loan Losses	4,197	4,378	4,888	5,915	6,487
Total Deposits	456,028	546,680	605,559	680,711	733,993
Total Borrowings	80,348	61,204	54,115	55,996	53,882
Stockholders' Equity	48,528	52,770	61,527	68,690	81,468
PROFITABILITY:					
Net Income	$6,736	$6,905	$9,864	$11,502	$12,832
PER SHARE DATA:					
Net Income (1)	$2.28	$2.35	$3.37	$3.93	$4.40
Cash Dividend Declared (1)	0.86	0.96	1.01	1.08	1.16
Stock Dividend	1%	1%	1%	1%	1%
Book Value (1) (2)	$16.64	$17.99	$20.31	$23.16	$26.36

Financial Highlights…(continued)

	For the Year Ended				
	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11
KEY RATIOS:					
Return on Assets	1.16%	1.13%	1.42%	1.50%	1.52%
Return on Equity	14.38%	13.51%	17.65%	18.13%	17.86%
Margin, tax affected, on avg. interest assets	3.82%	4.36%	4.23%	4.19%	3.94%
Efficiency	56.89%	50.91%	51.91%	47.96%	46.23%
Dividend Payout Ratio	37.86%	40.77%	29.92%	27.50%	26.30%
Tier 1 Leverage	8.20%	7.91%	8.15%	8.32%	8.83%
Tier 1 Risk-Based Capital	11.94%	12.02%	12.69%	13.72%	14.94%
Total Risk-Based Capital	13.00%	13.06%	13.77%	14.97%	16.23%
Non-Performing Assets / Total Loans	0.57%	0.73%	1.55%	2.80%	2.11%
Non-Performing Loans / Total Loans	0.52%	0.60%	1.48%	2.65%	1.94%
Allowance for Loan Losses / Total Loans	0.99%	1.01%	1.07%	1.25%	1.33%
Net Charge-Offs / Average Loans	0.01%	0.04%	0.09%	0.05%	0.02%

(1) Amounts were adjusted to reflect stock dividends.
(2) Calculation excludes accumulated other comprehensive income.

TM